EXHIBIT 16.1

June 3, 2024

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Commissioners:

We have read the Company’s statements included under Item 4.01(a) of its Current Report on Form 8-K dated June 3, 2024 (the “Form 8-K”), and we agree with such statements.

Very truly yours,

/s/ McGrail Merkel Quinn & Associates, P.C.

Scranton, Pennsylvania